Exhibit 10.1

RESPONSE TO NOTICE OF COMMITMENT INCREASE REQUEST

January 17, 2025

Sumitomo Mitsui Banking Corporation

277 Park Avenue

New York, NY 10172

Attention: Anthony Tirelli

Phone: 646-521-2389

State Street Bank and Trust Company

One Congress Street – Floor 23

Boston, Massachusetts, 02114 USA

Re:	PGIM PRIVATE CREDIT FUND (the “Company”)

Ladies and Gentlemen:

We refer to (a) that certain Senior Secured Revolving Credit Agreement, dated as of October 30, 2023 (as amended by that certain First Amendment to Senior Secured Revolving Credit Agreement, dated as of June 28, 2024 and as further amended, supplemented, amended and restated, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Response Letter (as defined below) and not otherwise defined have the meanings for such terms set forth in the Credit Agreement), by and among the Company, the Lenders and Issuing Banks from time to time party thereto and Sumitomo Mitsui Banking Corporation, as Administrative Agent (in such capacity, the “Administrative Agent”); and (b) the Notice of Commitment Increase Request, dated as of January 17, 2025, provided by the Company to the Administrative Agent (the “Notice”).

By returning to us an executed counterpart hereof, each of Sumitomo Mitsui Banking Corporation, in its capacity as the Administrative Agent and a Swingline Lender under the Credit Agreement, and State Street Bank and Trust Company, in its capacity as a Swingline Lender under the Credit Agreement, indicates its agreement to a Commitment Increase Date of January 17, 2025, notwithstanding the requirement in Section 2.08(e)(i) of the Credit Agreement that the Commitment Increase Date be no earlier than three Business Days after delivery of notice by the Company.

Pursuant to the Notice and Section 2.08(e) of the Credit Agreement, we deliver this response (this “Response Letter”) to confirm that each of the Company and Natixis, New York Branch (the “Increasing Lender”) agrees that the Increasing Lender is hereby increasing its aggregate Multicurrency Commitment to equal $50,000,000. The Increasing Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Response Letter and to consummate the transactions contemplated hereby and under the Credit Agreement.

This Response Letter shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Response Letter may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Response Letter by telecopy, email, or other electronic method of transmission (e.g. PDF) shall be effective as delivery of a manually executed counterpart of this Response Letter. This Response Letter shall be governed by, and construed in accordance with, the laws of the State of New York. The provisions of Section 9.09(b) (Submission to Jurisdiction), Section 9.09(c) (Waiver of Venue) and Section 9.09(d) (Service of Process) of the Credit Agreement are incorporated into this Response Letter as if fully set forth herein, mutatis mutandis. The parties hereto hereby agree that this Response Letter is an Incremental Assumption Agreement and a Loan Document.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS RESPONSE LETTER OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND WHETHER AT LAW OR IN EQUITY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS RESPONSE LETTER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

[Signature pages follow]

Very truly yours,

NATIXIS, NEW YORK BRANCH,
as Increasing Lender

By:	/s/ Kelley Herbert
Name: Kelley Herbert
Title: Managing Director

By:	/s/ Soukeyna Dlouf
Name: Soukeyna Dlouf
Title: Vice President

PGIM PRIVATE CREDIT FUND

By:	/s/ Scott E. Benjamin
Name: Scott E. Benjamin
Title: Vice President

ACKNOWLEDGED, ACCEPTED
AND AGREED:

SUMITOMO MITSUI BANKING CORPORATION,
as Administrative Agent and as a Swingline Lender

By:	/s/ Shane Klein
Name: Shane Klein
Title: Managing Director

State Street Bank and Trust
Company, as a Swingline Lender

By:	/s/ Stephen Lynch
Name: Stephen Lynch
Title: Vice President